UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2019, Eagle Bancorp, Inc. (the “Company”) announced that it had appointed Matthew D. Brockwell, a retired former PricewaterhouseCoopers LLP (“PwC”) Audit Partner, who held various positions in PwC’s Washington, DC Region Financial Services Practice, to the Board of Directors of the Company, effective November 1, 2019. Mr. Brockwell will also serve as a director of the Company’s wholly owned subsidiary, EagleBank (the “Bank”). Mr. Brockwell is expected to serve as a member of the Audit Committee (Vice Chair) and Risk Committee of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Brockwell and any other person pursuant to which he was selected as a director. Mr. Brockwell and his related persons from time to time may have banking transactions (potentially including loan and deposit transactions) with the Bank. Such transactions are, and will be, in the ordinary course of business, on substantially the same terms, including interest rates, maturities and collateral requirements, as those prevailing at the time for comparable transactions with non-affiliated persons and will not involve more than the normal risk of collectability or present other unfavorable features. Other than eligibility for fees (including grants of awards under the Company’s equity compensation plan) for service as a member of the Company and Bank Boards of Directors, as described in the Company’s proxy materials for the Annual Meeting of Shareholders held on May 16, 2019 (and as subject to periodic adjustment), Mr. Brockwell is not is a party to any material plan, contract or arrangement entered into or materially amended in connection with his appointment to the Board of Directors of the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Description
99.1	Press Release dated October 23, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

By:	/s/ Susan G. Riel
Susan G. Riel, President, Chief Executive Officer

Dated: October 25, 2019